united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Ultimus Fund Solutions, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 2/28

Date of reporting period: 2/28/22

Item 1. Reports to Stockholders.

WOA All Asset I

Class I shares: WOAIX

Annual Report

February 28, 2022

1-855-754-7935

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders:

The WOA All Asset I (WOAIX) Fund “the Fund”, is a global dynamic asset allocation strategy managed by Eaton Vance WaterOak Advisors (EVWOA), formerly WaterOak Advisors (WOA).1 The Fund is utilized exclusively for private clients of EVWOA. The strategy makes tactical investment decisions among four broad asset classes (global equities, global fixed income, and cash). As well, the strategy makes tactical decisions among specific countries and regions within the global equity bucket, implemented with liquid and low-cost exchange traded funds (ETF’s). The strategy is based on a quantitative model that incorporates economic variables, monetary conditions, sentiment and valuations to inform the allocation. Additionally, the strategy is unconstrained and has the potential to add value in a variety of different market environments.

EVWOA believes that the WOA All Asset Fund is a complement to a core strategic portfolio of stocks, bonds and cash, affording a client the potential to hold more risk assets during a rising market and less during a declining market. Operationally, WOAIX represents a portion of managed portfolios in EVWOA’s private wealth management practice, with varying percentages in each portfolio based on the respective risk level of each individual client. WOAIX was designed for EVWOA’s private clients and any outside advisors/investors must be approved to use the Fund. Institutional third-party research, coupled with EVWOA’s internal investment expertise, has afforded our clients the ability to access a form of active management that would otherwise be unavailable to them, with efficient implementation via a pooled vehicle. Due to the fact that we waive our wealth advisory fee in clients’ accounts on any assets allocated to the Fund, the structure allows our clients to receive active management with very attractive fees. WOAIX is available to clients of EVWOA via custodians TD Ameritrade, Fidelity Investments and Charles Schwab.

	Pre-Strategy Change	Post-Strategy Change		Since Inception**
	04/24/12 – 08/31/13	09/01/13 – 02/28/22	03/01/21- 02/28/22	4/24/12 – 2/28/22
WOAIX	1.18%	5.01%	2.62%	4.47%
CPI + 3%*	3.49%
MSCI World (ACWI)*		10.00%	7.81%	10.31%
60% ACWI/ 40% Global Agg		6.81%	2.49%	6.83%

*	Note: The benchmark changed on 09/01/13 (date of strategy change) to the MSCI ACWI NR. Benchmark for prior strategy was CPI + 3%.

**	From inception of the Fund in April 24, 2012 to August 31, 2013, WOAIX employed a long-only strategy that involved risk budgeting or risk parity. The benchmark was CPI+3% during this time frame. Effective September 2013, WOAIX transitioned to the new strategy, which is a global tactical allocation strategy. The benchmark changed to MSCI ACWI as a result. The “Since Inception” performance information, consolidating the prior strategy and current strategy, is required to be shown. That said, the ACWI (World Stocks) is not reflective of any performance periods prior to 08/31/13 and therefore the all in figure is not reflective of an accurate benchmark since inception.

[1]	WaterOak Advisors was acquired in October 2020 by Eaton Vance Investment Counsel, a wholly owned subsidiary of Eaton Vance Corporation. A proxy vote by shareholders for the approval of a new investment advisory agreement was held in November 2020 and approved at a special shareholder meeting held on December 9th. The combined firms’ name was officially changed to Eaton Vance WaterOak Advisors in early December 2020. On March 1, 2021, Morgan Stanley completed the acquisition of Eaton Vance Corporation. A proxy vote by shareholders for the approval of a new investment advisory agreement was held in February 2021 and approved at a special shareholder meeting held on February 19, 2021.

Since September of 2013, the Fund’s primary benchmark has been the MSCI All Country World Stock Index (ACWI). The ACWI index consists of approximately half U.S. stocks and half international stocks. The main drawback of the MSCI ACWI Index as a benchmark is the lack of exposure to fixed income. The Fund has maintained a strategic exposure to fixed income since the change of the strategy in 2013. In 2018, WOA was approved to update the Fund’s primary benchmark to a 60% allocation to the MSCI All Country World Index and a 40% allocation to the Bloomberg Barclays Global Aggregate Bond Index, effective as of March 1st, 2019.

The Fund is a global tactical strategy, with a neutral balanced allocation of 60% global equities, and 40% global fixed income (including 2.5% cash). Therefore, we expect to underperform on a short-term basis when global equities rise rapidly (as opposed to a full market cycle).

The Fund started the calendar year with an overweight to global equities, and maintained its position for the duration of the year. The Fund slightly outperformed its benchmark by 0.13% due to a modest overweight position in US equities over international developed and emerging markets equity exposure. During this time, the returns of global equity markets was positive 7.81% and global bonds declined by 5.32%. The approximate average allocation during the past year per asset class was 68.3% to global equities, 29.7% to global bonds, and 2.1% to cash, averaging slightly over the neutral target rate of 60% for equities. Within the equity allocation, on average, 42.5% was allocated to North American equity, 15.7% to international developed equity, 1.7% to Australasia, and 8.4% to emerging markets.

The Fund ranked in the 68th percentile among its tactical peer group in the Morningstar US Tactical Allocation category for the time period of September 1, 2013 to February 28, 2022, out of 174 funds based on annualized returns. The Fund was also ranked in the 68th percentile for the 1-year period ending February 29, 2022 out of 251 funds. In addition, the Fund also has one of the lowest expense ratios in its category since it is only available to Eaton Vance WaterOak’s private wealth clients. The net expense ratio for the Fund is 1.36% compared with the peer group’s average of 1.57%. As stated earlier, EVWOA waives the traditional investment advisory fee in clients’ accounts on any assets allocated to the Fund. This advisory fee waiver is not accounted for in the Fund’s performance for the Morningstar Category relative ranking or the performance against the all equity global index.

Thank you for being a shareholder of the WOA All Asset Fund.

Sincerely,

Eaton Vance WaterOak Advisors

Long only: The purchase of a security such as a stock, commodity, or currency, with the expectation that the asset will appreciate in value.

CPI + 3%: Consumer Price Index + 3%: The CPI is an index that measures changes in the cost of a set of goods and services, typically housing, electricity, food, & transportation. 3% (annualized) is added to the CPI number and the result was used as the benchmark to measure WOAIX against.

MSCI All Country World Stock Index (ACWI): MSCI ACWI captures large and mid-cap representation across 23 Developed Markets (DM) and 21 Emerging Markets (EM) countries*. With 2,433 constituents, the index covers approximately 85% of the global investable equity opportunity set.

*	from msci.com

Bloomberg Barclays Global Aggregate Bond Index: The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.*

*	from Bloomberg

Risk Budgeting / Risk Parity: The process of identifying, quantifying, & distributing risk throughout a portfolio’s asset classes. Risk parity focuses on the allocation of risk evenly among asset classes, with the goal to realize the same level of returns while taking less risk, or to realize better returns taking on the same level of risk than a traditional asset allocation strategy.

© 2020 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

5378-NLD-04192022

WOA All Asset I
PORTFOLIO REVIEW (Unaudited)
February 28, 2022

The Portfolio’s performance figures* for the periods ended February 28, 2022, as compared to its benchmark:

		Annualized	Annualized
	One Year	Five Year	Since Inception**
WOA All Asset I Fund - Class I	2.70%	5.33%	4.47%
Blended 60/40 Index	2.48%	7.97%	6.79%

*	The performance data quoted here represents past performance. Total returns are calculated based on traded NAV. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.36% for Class I shares per the June 29, 2021 prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-754-7935.

**	Inception date is April 24, 2012.

The Blended 60/40 Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index Net (USD) and 40% Bloomberg Barclays Global Aggregate Bond Index. The two indices composing the Blended Index measure, respectively, the performance of global equity securities and global investment grade fixed income securities as each is described below. The MSCI All Country World Index Net (USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index captures large and mid-cap representation across 23 developed markets and 26 emerging markets countries and covers approximately 85% of the global investable equity opportunity set.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class	% of Net Assets
Equity Funds - ETFs	61.4%
Fixed Income Funds - ETFs	27.4%
Open End Funds - Fixed Income	10.7%
Money Market Fund	1.3%
Liabilities in Excess of Other Assets	(0.8)%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

WOA All Asset I
SCHEDULE OF INVESTMENTS
February 28, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 88.8%
	EQUITY - 61.4%
22,828	iShares Latin America 40 ETF	$614,073
44,549	iShares MSCI Australia ETF	1,071,404
98,961	iShares MSCI Canada ETF	3,782,289
17,857	iShares MSCI Emerging Markets ETF, EQUITY	834,458
66,112	iShares MSCI France ETF	2,335,737
76,282	iShares MSCI Germany ETF	2,218,281
11,633	iShares MSCI Italy ETF	351,898
47,636	iShares MSCI Japan ETF	2,998,210
18,697	iShares MSCI Netherlands ETF	800,793
2,831	iShares MSCI New Zealand ETF	154,290
18,760	iShares MSCI Spain ETF	479,881
32,295	iShares MSCI Sweden ETF	1,221,397
72,515	iShares MSCI Switzerland ETF	3,476,369
145,830	iShares MSCI United Kingdom ETF	4,883,847
56,710	SPDR S&P Emerging Asia Pacific ETF	6,557,377
97,154	Vanguard S&P 500 ETF	38,993,728
82,729	Vanguard Small-Cap ETF	17,373,917
		88,147,949
	FIXED INCOME - 27.4%
45,052	iShares 1-3 Year Treasury Bond ETF	3,809,597
196,273	iShares 7-10 Year Treasury Bond ETF	22,006,129
251,596	Vanguard Total International Bond Index Fund	13,503,157
		39,318,883

	TOTAL EXCHANGE-TRADED FUNDS (Cost $93,719,754)	127,466,832

	OPEN END FUNDS — 10.7%
	FIXED INCOME - 10.7%
476,506	Vanguard Total International Bond Index Fund, Institutional Class	15,310,138

	TOTAL OPEN END FUNDS (Cost $15,957,873)	15,310,138

See accompanying notes to financial statements.

WOA All Asset I
SCHEDULE OF INVESTMENTS (Continued)
February 28, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.3%
	MONEY MARKET FUND - 1.3%
1,794,559	First American Treasury Obligations Fund, Class X, 0.01% (Cost $1,794,559)(a)	1,794,559

	TOTAL INVESTMENTS - 100.8% (Cost $111,472,186)	$144,571,529
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%	(1,137,759)
	NET ASSETS - 100.0%	$143,433,770

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven day effective yield as of February 28, 2022.

See accompanying notes to financial statements.

WOA All Asset I
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2022

ASSETS
Investment in securities at value (identified cost $111,472,186)	$144,571,529
Receivable for fund shares sold	512,279
Dividends and interest receivable	9,881
Prepaid expenses and other assets	13,931
TOTAL ASSETS	145,107,620

LIABILITIES
Payable for Fund shares repurchased	1,502,951
Investment advisory fees payable	111,719
Payable to related parties	18,910
Accrued expenses and other liabilities	40,270
TOTAL LIABILITIES	1,673,850
NET ASSETS	$143,433,770

Net Assets Consist Of:
Paid in capital	$103,380,092
Accumulated earnings	40,053,678
NET ASSETS	$143,433,770

Net Asset Value Per Share:
Class I Shares:
Net Assets	$143,433,770
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11,357,548
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.63

See accompanying notes to financial statements.

WOA All Asset I
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2022

INVESTMENT INCOME
Dividends	$3,386,277
Interest	343
TOTAL INVESTMENT INCOME	3,386,620

EXPENSES
Investment advisory fees	1,953,519
Administrative services fees	131,022
Accounting services fees	37,018
Trustees fees and expenses	29,209
Legal fees	28,031
Compliance officer fees	27,707
Custodian fees	23,866
Insurance expense	23,127
Transfer agent fees	21,922
Audit fees	16,204
Registration fees	15,625
Printing and postage expenses	15,338
Third party administrative servicing fees	14,450
Other expenses	5,953
TOTAL EXPENSES	2,342,991

NET INVESTMENT INCOME	1,043,629

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from:
Net realized gain from security transactions	17,981,248
Distributions of realized gains from underlying investment companies	193,433
18,174,681

Net change in unrealized appreciation (depreciation) on:
Net change in unrealized depreciation on investments	(9,845,816)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,328,865

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,372,494

See accompanying notes to financial statements.

WOA All Asset I
STATEMENTS OF CHANGES IN NET ASSETS

	For The	For The
	Year Ended	Year Ended
	February 28, 2022	February 28, 2021
FROM OPERATIONS
Net investment income	$1,043,629	$409,981
Net realized gain (loss) from security transactions	17,981,248	(5,635,996)
Distributions of realized gains from underlying investment companies	193,433	—
Net change in unrealized appreciation (depreciation) of investments	(9,845,816)	34,625,283
Net increase in net assets resulting from operations	9,372,494	29,399,268

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class I	(901,264)	(420,246)
Net decrease in net assets resulting from distributions to shareholders	(901,264)	(420,246)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	5,979,523	94,917,326
Net asset value of shares issued in reinvestment of distributions:
Class I	226,761	92,805
Payments for shares redeemed:
Class I	(92,740,270)	(132,625,328)
Net decrease in net assets resulting from shares of beneficial interest	(86,533,986)	(37,615,197)

TOTAL DECREASE IN NET ASSETS	(78,062,756)	(8,636,175)

NET ASSETS
Beginning of Year	221,496,526	230,132,701
End of Year	$143,433,770	$221,496,526

SHARE ACTIVITY
Class I:
Shares sold	460,907	9,152,102
Shares reinvested	16,922	7,564
Shares redeemed	(7,020,868)	(11,955,300)
Net decrease in shares of beneficial interest outstanding	(6,543,039)	(2,795,634)

See accompanying notes to financial statements.

WOA All Asset I
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For The	For The		For The		For The	For The
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	February 28, 2022	February 28, 2021		February 29, 2020		February 28, 2019	February 28, 2018
Net asset value, beginning of year	$12.37	$11.12		$11.94		$11.90	$10.93

Activity from investment operations:
Net investment income (1)(4)	0.07	0.02		0.13		0.14	0.09
Net realized and unrealized gain (loss) on investments	0.27	1.25		(0.15)		0.12	1.15
Total from investment operations	0.34	1.27		(0.02)		0.26	1.24

Less distributions from:
Net investment income	(0.08)	(0.02)		(0.17)		(0.12)	(0.06)
Net realized gains	—	—		(0.63)		(0.10)	(0.21)
Total distributions	(0.08)	(0.02)		(0.80)		(0.22)	(0.27)

Net asset value, end of year	$12.63	$12.37		$11.12		$11.94	$11.90
Total return (2)	2.70%	11.43	% (5)	(0.59	)% (5)	2.30%	11.39%
Net assets, at end of year (000s)	$143,434	$221,497		$230,133		$236,695	$232,167

Ratio of net expenses to average net assets (3)	1.20%	1.19%		1.20%		1.20%	1.21%
Ratio of net investment income to average net assets (3)(4)	0.53%	0.17%		1.03%		1.19%	0.80%
Portfolio Turnover Rate	45%	141%		285%		139%	75%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS

February 28, 2022

1.	ORGANIZATION

The WOA All Asset I Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks maximum total returns, which consists of capital appreciation and current income. The Fund commenced operations on April 24, 2012.

The Fund currently offers one class of shares, the Class I shares. Class I shares are offered at net asset value without an initial sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Swaps and options are valued based on the daily price reported from the counterparty or pricing agent. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trusts’ Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third-party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset values. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2022 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$127,466,832	$—	$—	$127,466,832
Mutual Fund	15,310,138	—	—	15,310,138
Short-Term Investment	1,794,559	—	—	1,794,559
Total	$144,571,529	$—	$—	$144,571,529

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended February 28, 2019, to February 28, 2021, or expected to be taken in the Fund’s February 28, 2022, year-end tax return. The Fund has identified its major tax jurisdictions as U.S. Federal and Ohio, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended February 28, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $85,904,708 and $167,366,760 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Eaton Vance WaterOak Advisors (“the “Advisor”) serves as investment adviser to the Fund, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”),

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets. For the year ended February 28, 2022, the Fund incurred $1,953,519 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until June 30, 2023, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50%.

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and any Funds operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. If the Fund’s operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. As of February 28, 2022, there were no previously waived fees or reimbursed expenses available for recapture.

Distributor – The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares. Currently, the Fund’s Board of Trustees has set the 12b-1 fee level at 0.00% of the Fund’s Class I shares average daily net assets. The Fund will give Class I shareholders 30 days’ prior written notice before raising the distribution fee under the 12b-1 Plan. The Fund will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended February 28, 2022, the Fund did not incur any distribution fees for Class I shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agent services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	February 28, 2022	February 28, 2021
Ordinary Income	$899,118	$420,246
Long-Term Capital Gain	2,146	—
	$901,264	$420,246

As of February 28, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$10,763,842	$(225,614)	$—	$—	$29,515,450	$40,053,678

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $225,614.

At February 28, 2022, the Fund had capital loss carryforwards utilized as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$—	$—	$—	$7,193,956

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$115,056,079	$33,807,889	$(4,292,439)	$29,515,450

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The underlying funds, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Fund will be directly affected by the performance of the Vanguard S&P 500 ETF. The financial statements of the Vanguard S&P 500 ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2022, the percentage of net assets invested in the Vanguard S&P 500 ETF was 27.19%.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following:

On March 31, 2022, Morgan Stanley, the parent of the Fund’s adviser, Eaton Vance Water Oak Advisors (“EVWOA”), entered into an agreement with Pathstone Family Office LLC (“Pathstone”), pursuant to which Pathstone will purchase (the “Transaction”) certain assets and liabilities related to EVWO’s investment management, investment advisory, and wealth management business conducted under the trade name “WaterOak Advisors” (the “Business). The Transaction is expected to close on or about May 2, 2022. The Transaction is expected to result in an “assignment” of the advisory agreement with EVWOA (the “EVWOA Advisory Agreement”) and its automatic termination. In connection with the Transaction, almost all of the investment professionals associated with the Business and all of the Fund’s portfolio managers, are expected to become employees of Pathstone. At a meeting held on April 20, 2022, the Board of Trustees of Northern Lights Fund Trust II approved an interim advisory agreement with Pathstone (the “Interim Agreement”) under which the Fund will be managed by Pathstone as the new adviser to the Fund for up to 150 days between termination of the EVWOA Advisory Agreement and shareholder approval of a new advisory agreement. A new investment advisory agreement, also approved by the Board, is expected to be substantially identical to the EVWOA agreement, except for adviser entity, dates of execution and effectiveness and term, and will be submitted for shareholder approval at a future special meeting of shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

of Northern Lights Fund Trust II and

Shareholders of WOA All Asset I Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of WOA All Asset I Fund (the “Fund”), a series of Northern Lights Fund Trust II, including the schedule of investments, as of February 28, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

April 29, 2022

WOA All Asset I
EXPENSE EXAMPLES (Unaudited)
February 28, 2022

As a shareholder of WOA All Asset I, you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2021 through February 28, 2022.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	9/1/21	2/28/22	9/1/21 - 2/28/22	9/1/21 - 2/28/22
Actual - Class I	$1,000.00	$953.70	$5.82	1.20%

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	9/1/21	2/28/22	9/1/21 - 2/28/22	9/1/21 - 2/28/22
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

WOA All Asset I
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
February 28, 2022

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); Secretary of CLS Investments, LLC (from 2001 to 2018); Secretary of Orion Advisor Services, LLC (from 2001 to 2018); General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company (from 2004 to 2018); CEO (from 2015 to 2018), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC (from 2011 to 2018); Secretary of Gemini Fund Services, LLC (from 2012 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Funds (from 2003 to 2018).	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company (from 2004 to 2018)
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).		Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

WOA All Asset I
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
February 28, 2022

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product (since 2019) and President (2012 - 2019) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A
Richard Malinowski 1983	Secretary Since January 2018	Senior Vice President and Senior Managing Counsel (since February 2020), Senior Vice President Legal Administration (April 2017 to February 2020) and Vice President and Counsel (April 2016 to April 2017) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019); Manager, Fund Accounting, Gemini Fund Services, LLC (January 2014 to December 2018).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	As of February 28, 2022, the Trust was comprised of 21 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and not to any other series of the Trust. The Fund does not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7935.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7935 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR
Eaton Vance WaterOak Advisors
145 Lincoln Avenue, Suite A
Winter Park, Florida 32789

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street Suite 100
Elkhorn, Nebraska 68022

WOA-A22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $13,800

2021 - $13,800

(b)	Audit-Related Fees

2022 - None

2021 – None

(c)	Tax Fees

2022 – $ 2,800

2021 – $ 2,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022 2021

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $ 2,800

2021 - $ 2,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/9/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/9/22

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/ Treasurer

Date 5/9/22